SECRETARY'S CERTIFICATE OF AUTHORITY

I, ALAN STEEL, do hereby certify that:

(i) I am the duly elected, qualified and acting ☒ Secretary ☐ Assistant Secretary *[check one]* (**"Secretary"**) of New 360, a corporation organized and existing under the laws of the State of California (hereinafter, the **"Corporation"**);

(ii) The Corporation's organizational documents, including without limitation, the Certificate or Articles of Incorporation, are each in full force and effect on and as of the date hereof.

(iii) Each of the President, any Vice President, Treasurer or Secretary, or other duly elected (or appointed) officers of the Corporation is duly authorized for and on behalf of the Corporation to borrow monies from General Electric Capital Corporation (**"GE Capital"**), and/or lease from GE Capital (or sell to and leaseback from GE Capital), equipment and other personal property, and to grant to GE Capital a security interest in any or all of the assets of the Corporation to secure repayment of sums borrowed from or owed to GE Capital, and to execute and deliver to GE Capital any promissory note, security agreement, lease, equipment schedule, certificate of acceptance, or any other agreement, schedule, document, or instrument, which evidences or relates to any loan by GE Capital to the Corporation or any lease of equipment or other personal property from GE Capital (collectively, the **"Documents"**), and bind the Corporation in relation to any and all transactions contemplated by the Documents;

(iv) that the execution and delivery of the Documents is not prohibited by or in any manner restricted by the terms of the Corporation's Certificate or Articles of Incorporation, its by-laws, or of any loan agreement, indenture or contract to which the Corporation is a party or under which it is bound;

(v) that the foregoing authority shall remain in full force and effect, and GE Capital shall be entitled to rely upon same, until written notice of the modification, rescission or revocation of same, in whole or in part, has been delivered to GE Capital, but no such modification, rescission or revocation shall, in any event, be effective with respect to any documents executed or actions taken in reliance upon the foregoing authority before said written notice is delivered to GE Capital;

(vi) there are no actions, suits, proceedings or investigations pending or threatened against or affecting the Corporation before any court, federal, state, provincial, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any basis therefore, which involves the possibility of any judgment or liability not covered in full by insurance which could result in any material adverse effect in the property, assets, business, operations or financial conditions of the Corporation, or materially impair the right or ability of the Corporation to carry on its operations substantially as now conducted or anticipated to be conducted in the future, or which questions the validity of the Documents, or the other documents required thereby or any action to be taken to be taken pursuant to any of the foregoing; and

(vii) The following persons are duly elected, qualified and acting officers of the Corporation, holding the offices indicated opposite their respective names and the signature appearing opposite their respective names is the genuine signature of such persons, respectively:

Name	Office	Signature
ALAN STEEL	CFO, SECRETARY	Alan Steel
HAIG BAGERDJIAN	PRESIDENT & CEO	

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Corporation this ____________ day of ____________, ____________.

*(Corporate Seal) NONE

"Secretary" Alan Steel

**If no seal insert "NONE" at seal location*

California Business Portal

Secretary of State DEBRA BOWEN

DISCLAIMER: The information displayed here is current as of JUL 27, 2007 and is updated weekly. It is not a complete or certified record of the Corporation.

Corporation		
NEW 360		
Number: C2967825	**Date Filed:** 4/10/2007	**Status:** active
Jurisdiction: California		
Address		
2777 N ONTARIO ST		
BURBANK, CA 91504		
Agent for Service of Process		
PARACORP INCORP ORATED		
640 BERCUT DR., SUITE A		
SACRAMENTO, CA 95814		

Blank fields indicate the information is not contained in the computer file.

If the status of the corporation is "Surrender", the agent for service of process is automatically revoked. Please refer to California Corporations Code Section 2114 for information relating to service upon corporations that have surrendered.

TRANSFER AND ASSUMPTION AGREEMENT

DATE OF EXECUTION OF TRANSFER AND ASSUMPTION AGREEMENT: 8/8/07

TRANSFEROR:
Point 360, a California Corporation
2777 Ontario Street
Burbank, CA 91504

TRANSFEREE:
New 360, a California corporation,
(which intends to change its name to Point.360 shortly hereafter)
2777 Ontario Street
Burbank, CA 91504

GE Capital: (GE Capital CORPORATE ENTITY)
General Electric Capital Corporation
44 Old Ridgebury Road,
Danbury, CT 06810

The present and any new location of the "Property," the Property description and the "Contract" description and details are all defined more fully on Exhibit A, attached hereto and incorporated herein.

This Agreement by and between Transferor and the Transferee of the interest in the Contract (as hereafter defined) of the Transferor,

WITNESSETH THAT:

WHEREAS, Transferor and GE Capital, or GE Capital's predecessor-in-interest entered into the various contracts and agreements, all as described more fully on said Exhibit A (hereinafter individually and/or collectively referred to as the **"Contract"**, which defined term shall include any and all amendments thereto) with respect to certain chattels, goods, personalty, equipment and/or fixtures specified in said Contract and briefly described on said Exhibit A (hereinafter referred to individually and/or collectively as the **"Property"**);

WHEREAS, GE Capital is legal owner and holder of the Contract and has a security and/or ownership interest in the Property, as applicable;

WHEREAS, Transferor wishes to sell and Transferee wishes to buy all and whatever interest Transferor has in and to the Contract and the Property thereby purchased, mortgaged, encumbered or leased;

WHEREAS, the unpaid principal balance, next payment date, and next payment amount of each such Contract are all more fully described on said Exhibit A, however upon any default in payment of any installment or in performance of any other provision of the Contract the entire unpaid balance may become at the option of GE Capital immediately due and payable in addition to any other remedies available to GE Capital under the Contract;

WHEREAS, Transferor is not to sell or dispose of the Property and/or its interest therein or in the Contract, without the prior written consent of GE Capital.

NOW THEREFORE, the parties hereto agree as follows:

1. In consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, Transferor hereby and by these presents does grant and convey unto Transferee, his or its heirs, executors, administrators, successors and assigns, all of Transferor's right, title and interest in and to the Contract and Property, to have and to hold the same unto Transferee, his or its heirs, executors, administrators, successors and assigns forever, subject, however, to the Contract and all the terms, conditions and provisions thereof, and upon the condition that the appended Form of Consent to such sale is executed and delivered by GE Capital. In addition, Transferee agrees to assume all obligations of Transferor to GE Capital under the Contract as the same may be set forth in the Contract.

2. To induce GE Capital to execute and deliver the appended Form of Consent to such sale and in consideration of its so doing, Transferee hereby promises and binds itself to pay the installments remaining unpaid as above stated to GE Capital, its successors and assigns. Transferee hereby unconditionally assumes, becomes a party to and agrees to perform and pay the Contract and any note or notes given in connection therewith as though Transferee were to all intents and purposes the obligor named in the Contract and the maker of any such note or notes. Transferee agrees not to assert against GE Capital any defense, setoff, recoupment, claim or counterclaim which he or it might have against Transferor arising from the aforesaid sale. Transferor and Transferee hereby waive and discharge any defense or claim arising from facts or circumstances occurring on or prior to the date hereof that each or both may have against GE Capital arising from or in relation to the Contract, this Agreement, or the Property.

3. Transferee will not sell, rent, transfer, encumber or dispose of any or all of the Property without the prior written consent of GE Capital, its successors or assigns.

4. Transferee acknowledges that it has received and reviewed a true and complete copy of the Contract prior to the execution and delivery of this Agreement.
5. Further, Transferor is relived of any further obligations under the contract effective the date of transfer.
6. This Agreement only becomes effective at the closing of the transaction.

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the day above written.

Point.360

By: [signature]

Title: CFO

New 360, a California corporation,
(which intends to change its name to Point.360 shortly hereafter)

By: [signature]

Title: CFO

H:\WORDDATA\DEALS\CALCORE\Point 360 TA Loans and Leases rev 1.doc

FORM OF CONSENT

The undersigned, GE Capital mentioned in the attached Agreement, hereby accepts and consents to the foregoing Transfer and Assumption Agreement this 8th day of August, 2007.

General Electric Capital Corporation

By: [signature]

Title: Sr Risk Analyst

FORM OF CONSENT

The undersigned, GE Capital mentioned in the attached Agreement, hereby accepts and consents to the foregoing Transfer and Assumption Agreement this ________________ day of ________________, ____________.

General Electric Capital Corporation

By: ________________________________

Title: ________________________________

Exhibit A

Contract Description

Type of Contract	Date	GECC Account #	Amount of Next Payment	Current Balance	Property Description	Current Prop. Location	New Location (If Different)
TTIREG	12/30/2005	4170782-001	$96,491.22	$4,052,631.72	Various Post Production Equipment	2777 Ontario Street, Burbank, CA 91504	
					Various Post Production Equipment	1133 N. Hollywood Way, Hollywood, CA 90028	
					Various Post Production Equipment	1220 N. Highland Avenue, Hollywood, CA 90038	
					Various Post Production Equipment	712 N. Seward Street, Hollywood, CA 90038	
					Various Post Production Equipment	12421 W. Olympic Blvd., Los Angeles, CA 90064	
					Various Post Production Equipment	1025 N. McCadden Place, Hollywood, CA 90038	
					Various Post Production Equipment	430 W. Erie Street, Chicago, IL 60601	
					Various Post Production Equipment	114 W. 26th Street, New York, NY 10001	
					Various Post Production Equipment	200 Cole Street, Dallas, TX 75320	
					Various Post Production Equipment	1025 Sansome Street, San Francisco, CA	

						94111	
					Various Post Production Equipment	2701 Media Center Drive, Los Angeles, CA 90065	
FPFRRG	3/30/2007	4200336-002	$64,898.15	$2,725,722.30	Various Furniture, Fixtures and Equipment	1438 N. Gower Street, Hollywood, CA 90028	